UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  November 20, 2000
                                                   -----------------


                             Klever Marketing, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       000-18730               363688583
-------------------------------       ----------------      -------------------
(State or other jurisdiction of       (Commission File         (IRS Employer
       incorporation)                     Number)            Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                            --------------




                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         On January 10, 2001, Klever Marketing, Inc. issued a press release and shareholder letter announcing changes in executive management and board of directors. In July 2000, Abel Porter resigned from the board to pursue other interests. The Klever Marketing Board appointed D. Paul Smith and Leonard Southwick as members on November 20, 2000 and January 2, 2001, respectively. The board appointed Corey A. Hamilton as chief executive officer (CEO) on December 14, 2000, as Paul G. Begum has resigned from that position.

Item 7.  Financial  Statements and Exhibits.

     The following exhibit is filed as part of this report:

         (a)      Financial Statements.  Not Applicable.
                  --------------------

         (b)      Pro Forma Financial Information.  Not Applicable
                  -------------------------------

         (c)      Exhibits.
                  --------

99.1     Press release issued by Klever Marketing, Inc. dated January 10, 2001.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         Klever Marketing, Inc.


Date: January 10, 2001                   By:      /s/ Corey A. Hamilton
                                               --------------------------------
                                               Corey A. Hamilton, President/CEO

Exhibit 99.1

Klever Marketing Executes Board and Key Management Adjustments
January 12, 2001 5:31:00 PM ET

SALT LAKE CITY--(BUSINESS WIRE)--Jan. 12, 2001--Klever Marketing(TM) Inc. KLMK Friday announced changes to its board of directors and senior executive positions.


Corey A. Hamilton, the company's president, was named chief executive officer effective Dec. 14, 2000. Hamilton replaced Paul G. Begum, who resigned from that position. Begum continues to serve on the board of directors.


One of the company's long-term advisors and major shareholders, D. Paul Smith of the Arbinger Institute, joined the board on Nov. 20, 2000. Smith brings years of financial expertise to the company and is a certified public accountant.


Leonard D. Southwick, vice president and general manager of the Metro Auto Group in Southern California, was named to the Klever Marketing board on Jan. 2, 2001. He also serves on the board of Olson Farms Inc. Southwick provides a successful history of managerial experience planning and executing high-growth operations.


"These additions of talented executives will provide great value to us in the months ahead," said Hamilton.


The board  currently  comprises  Paul G.  Begum,  William  C.  Bailey,  Corey A.
Hamilton, Michael L. Mills, Richard J. Trout, D. Paul Smith, and Leonard D. Southwick. Abel T. Porter resigned from the board to pursue personal interests.


Klever Marketing(TM) Inc., www.kleverkart.com, is publicly traded on the OTC Bulletin Board under the symbol "KLMK." The company's formula of Sight + Sound = Product Movement(R) us defined through the use of visual and audible stimulation that encourages impulse buying, brand switching and new product trials.


The statements made in this release that are not historical facts contain forward-looking information that involves risks and uncertainties.


Important factors that may cause actual results to differ include, but are not limited to, the impact of competitive products and services, the company's ability to manage growth and acquisitions of technology or businesses, the effect of economic and business conditions and other risks detailed from time to time in the company's filings with the Securities and Exchange Commission.


(C) 2001 BusinessWire